UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report – August 1, 2016
(Date of earliest event reported)
QUESTAR CORPORATION
(Exact name of registrant as specified in its charter)

Utah	001-08796	87-0407509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South State Street, P.O. Box 45433, Salt Lake City, Utah 84145-0433
(Address of principal executive offices)
Registrant's telephone number, including area code (801) 324-5900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 1, 2016, the Board of Directors (Board) of Questar Corporation (the Company) approved an Amended and Restated Executive Severance Compensation Plan (Amended Severance Plan) to provide that before any severance payments would be made to any participant, the participant must execute and deliver (and not revoke) to the Company a general release of claims (Release) against the Company and its subsidiaries. Such Release shall also contain a two-year (for Tier 1 participants) or one-year (for Tier 2 participants) non-competition and non-solicitation clause. The foregoing description of the Amended Severance Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Questar Corporation Executive Severance Compensation Plan, as Amended and Restated Effective August 1, 2016, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.
Questar Corporation (the "Company") held its Annual Meeting on August 2, 2016. At the meeting, shareholders voted on the election of the directors and on three proposals:

Voting results on the election of directors to hold office until the annual meeting in 2016 were as follows:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Teresa Beck	134,305,612	2,194,773	283,221	17,112,256
Laurence M. Downes	133,162,242	3,247,655	373,709	17,112,256
Christopher A. Helms	133,074,699	3,309,092	399,815	17,112,256
Ronald W. Jibson	131,225,653	5,304,317	253,636	17,112,256
James T. McManus, II	133,077,441	3,348,389	357,776	17,112,256
Rebecca Ranich	133,220,735	3,207,995	354,876	17,112,256
Harris H. Simmons	133,865,953	2,510,628	407,025	17,112,256
Bruce A. Williamson	133,052,012	3,349,574	382,020	17,112,256

Voting results on the proposal to approve, on an advisory basis, the named executive officer compensation were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
129,606,662	6,276,037	900,907	17,112,256

Voting results on the proposal to ratify the selection of Ernst & Young as the Company's independent auditor were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
152,383,013	1,154,213	358,636	—

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit
10.1	Questar Corporation Executive Severance Compensation Plan, as Amended and Restated Effective August 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION (Registrant)

August 3, 2016	/s/ Julie A. Wray
Julie A. Wray Corporate Secretary

Exhibit No.	Exhibit
10.1	Questar Corporation Executive Severance Compensation Plan, as Amended and Restated Effective August 1, 2016